UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 2, 2004

NAVISTAR FINANCIAL RETAIL RECEIVABLES CORPORATION

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Delaware	333-67112	51-0337491
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2850 W. Gold Road

Rolling Meadows, IL 60008

(Address of Principal Executive Offices, including Zip Code)

(847) 734-4000

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 8.01 Other Events.

On November 2, 2004, the registrant made available to prospective investors a series term sheet setting forth a description of the initial collateral pool and the proposed structure of $600,000,000 aggregate principal amount of Series 2004-B Asset Backed Notes, Class A-1, Class A-2, Class A-3, Class A-4, Class B and Class C, of Navistar Financial 2004-B Owner Trust. The series term sheet is attached hereto as Exhibit 99.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

99	Series Term Sheet dated November 2, 2004 with respect to the proposed issuance of the Series 2004-B Asset Backed Notes, Class A-1, Class A-2, Class A-3, Class A-4, Class B and Class C, of Navistar Financial 2004-B Owner Trust.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NAVISTAR FINANCIAL RETAIL RECEIVABLES CORPORATION

/s/ Andrew J. Cederoth
By:	Andrew J. Cederoth
Its:	Vice President and Treasurer

Date: November 2, 2004

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